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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JL-A

                      ALPHA AND ALPHA FLEX VARIABLE ANNUITY

                         Supplement Dated April 30, 2007
                               to Prospectus Dated
                                  May 1, 2002

On April 30, 2007, as reflected in the tables below, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP") (the "Reorganization") became effective. The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors"). Lincoln Investment Advisors is the same organization (formerly known as Jefferson Pilot Investment Advisory Corporation) which provided investment advisory services to JPVF. Lincoln Investment Advisors has contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

As a result of the Reorganization, the assets and liabilities of the JPVF portfolios shown in the table below, were transferred to newly created series of LVIP. The table shows the newly created LVIP series, the JPVF portfolio the assets and liabilities of which were transferred, and the current sub-investment manager to the newly created series:

LVIP SERIES                             JPVF PORTFOLIO                  SUB-INVESTMENT MANAGER
--------------------------------        ---------------------------     -------------------------------
LVIP Capital Growth Fund                Capital Growth Portfolio        Wellington Management
(Standard Class)                                                        Company, LLP

LVIP T. Rowe Price Growth Stock         Strategic Growth Portfolio      T. Rowe Price Associates, Inc.
Fund (Standard Class)

LVIP S&P 500 Index Fund                 S&P 500 Index Portfolio         Mellon Capital Management
(Standard Class)(1)                                                     Corporation

(1) "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


Please review the prospectuses for each of the LVIP series enclosed with this Supplement carefully. These prospectuses contain detailed information concerning the LVIP, including information relating to investment objectives and strategies, as well as the charges and expenses and other important information you should consider before selecting the Investment Divisions of the Alpha or Alpha Flex Variable Annuity policy you own.